SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                           ---------------------------

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 15, 2005

                         CABLEVISION SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                            (State of Incorporation)

       1-14764                                                 11-3415180
(Commission File Number)                                      (IRS Employer
                                                          Identification Number)

                               CSC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                            (State of Incorporation)

        1-9046                                                  11-2776686
(Commission File Number)                                      (IRS Employer
                                                          Identification Number)

                  1111 Stewart Avenue, Bethpage, New York 11714
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (516) 803-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01  REGULATION FD DISCLOSURE.

         On July 15, 2005, Rainbow National Services LLC ("RNS"), a wholly-owned subsidiary of Cablevision Systems Corporation and CSC Holdings, Inc., furnished the following information in accordance with the Indenture, dated as of August 20, 2004, relating to RNS' and RNS Co-Issuer Corporation's $300,000,000 8-3/4% Senior Notes due 2012 and the Indenture, dated as of August 20, 2004, relating to RNS' and RNS Co-Issuer Corporation's $500,000,000 10-3/8% Senior Subordinated Notes due 2014:

         As previously disclosed, American Movie Classics filed an action in New York Supreme Court contesting Time Warner's notice terminating its affiliation agreement with American Movie Classics. Both parties filed motions for summary judgment. On July 8, 2005, the Court granted Time Warner's summary judgment motion as to liability (the issue of damages remains for trial) and as to its right to a declaration that it may terminate the affiliation agreement, and the Court dismissed American Movie Classics' complaint. American Movie Classics disagrees with the decision and plans an immediate appeal.




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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CABLEVISION SYSTEMS CORPORATION


                                       By:  /s/ Michael P. Huseby
                                          --------------------------------------
                                          Name:   Michael P. Huseby
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer



Dated: July 15, 2005



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CSC HOLDINGS, INC.


                                       By:  /s/ Michael P. Huseby
                                          --------------------------------------
                                          Name:   Michael P. Huseby
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer



Dated:  July 15, 2005




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